                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

                                  $400,000,000

                           King Pharmaceuticals, Inc.

                    1 1/4% Convertible Senior Notes Due 2026

                          Registration Rights Agreement

                                                                  March 29, 2006

Citigroup Global Markets Inc.
As Representative of the Initial Purchasers
c/o Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     This Registration Rights Agreement (the "Agreement") is made and entered into as of March 29, 2006, by and among King Pharmaceuticals, Inc., a Tennessee corporation (the "Company"), the Guarantors (as defined below) and Citigroup Global Markets Inc. as representative of the several parties named in Schedule I (the "Initial Purchasers") to that certain Purchase Agreement, dated as of March 24, 2006 (the "Purchase Agreement") among the Company, the Guarantors and the Initial Purchasers.

     As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Notes, the Guarantees and the Shares (each as defined below) (collectively, the "Holders"), as follows:

     1. Certain Definitions.

     For purposes of this Registration Rights Agreement, the following terms shall have the following meanings:

          (a) "Agreement" means this Registration Rights Agreement, as the same may be amended from time to time pursuant to the terms hereof.

          (b) "Closing Date" means the date on which any Notes are initially issued.

          (c) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (d) "Company" has the meaning specified in the first paragraph of this Agreement.

          (e) "Deferral Notice" has the meaning assigned thereto in Section
     3(b).

          (f) "Deferral Period" has the meaning assigned thereto in Section
     3(b).

          (g) "Effective Period" has the meaning assigned thereto in Section
     2(d).

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (i) "Guarantors" means all of the domestic subsidiaries of the Company that are signatories hereto and all of the direct and indirect future domestic subsidiaries of the Company that execute a supplemental indenture in order to become Guarantors, as required by and in accordance with the terms of the Indenture.

          (j) "Guarantees" means the full and unconditional unsecured guarantees by the Guarantors of the Notes in accordance with the terms of the Indenture.

          (k) "Holder" means each holder, from time to time, of Registrable Securities (including the Initial Purchasers).

          (l) "Indenture" means the Indenture dated as of March 29, 2006 among the Company, the Guarantors and The Bank of New York, as Trustee, pursuant to which the Notes are being issued.

          (m) "Initial Purchasers" has the meaning specified in the first paragraph of this Agreement.

          (n) "Liquidated Damages" has the meaning assigned thereto in Section 2(g).

          (o) "Liquidated Damages Payment Date" has the meaning assigned thereto in Section 2(g).

          (p) "Material Event" has the meaning assigned thereto in Section 3(a)(iv).

          (q) "Majority Holders" shall mean, on any date, holders of the majority of the Shares constituting Registrable Securities; for the purposes of this definition, Holders of Notes constituting Registrable Securities shall be deemed to be the Holders of the number of Shares into which such Notes are or would be convertible as of such date.

          (r) "NASD" shall mean the National Association of Securities Dealers, Inc.

          (s) "NASD Rules" shall mean the Conduct Rules and the By-Laws of the NASD.

          (t) "Notes" mean the 1 1/4% Convertible Senior Notes Due 2026, to be issued under the Indenture and sold by the Company to the Initial Purchasers.

          (u) "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum.

          (v) "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

          (w) "Offering Memorandum" means the Offering Memorandum dated March 24, 2006 relating to the offer and sale of the Securities.

          (x) "Person" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

          (y) "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

          (z) "Purchase Agreement" has the meaning specified in the first paragraph of this Agreement.

          (aa) "Registrable Securities" means

               (a)  the Notes, including the Guarantees, until the earliest of
                    (i) their effective registration under the Securities Act and the resale of all such Notes in accordance with the Shelf Registration Statement, (ii) the expiration of the holding period applicable to such Notes under Rule 144(k) under the Securities Act or any successor provision or similar provisions then in effect or (iii) the date on which all such Notes have been converted or otherwise cease to be outstanding; and

               (b) the Shares, if any, issuable upon conversion of the Notes, until the earliest of (i) their effective registration under the Securities Act and the resale of all such Shares in accordance with the Shelf Registration Statement, (ii) the expiration of the holding period applicable to such Shares under Rule 144(k), (iii) the date on which all such Shares are freely transferable by persons who are not Affiliates of the Company without registration under the

                    Securities Act, or (iv) the date on which all such Shares cease to be outstanding.

          (bb) "Registration Default" means

          (i) with respect to any Registrable Securities that are Notes or
     Guarantees:

          (A) (i) the Company and the Guarantors shall not have filed a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, such Registrable Securities with the Commission within 90 days following the Closing Date (which shall be, if the Company is then a WKSI, an automatic Shelf Registration Statement); (ii) the Shelf Registration Statement shall not have been declared effective with respect to such Registrable Securities by the Commission prior to or on the 120th day following the Closing Date;

          (B) the Company has failed to perform its obligations set forth in
Section 2(f) in connection with the resale of such Registrable Securities; or

          (C) if the Shelf Registration Statement has been declared effective with respect to such Registrable Securities but such Shelf Registration Statement ceases to be effective, or is not usable, for such Registrable Securities at any time during the Effective Period for such Registrable Securities, and (i) the Company and the Guarantors shall not have cured the Shelf Registration Statement within 10 business days by a post-effective amendment, prospectus supplement or report filed under the Exchange Act (other than in the case of a Deferral Period described in Section 3(b)), (ii) if applicable, the Company and the Guarantors shall not have terminated a Deferral Period by the 45th day of such Deferral Period or (iii) the aggregate duration of Deferral Periods in any period shall have exceeded the number of days permitted in respect of such period pursuant to Section 3(b) hereof.

          (ii) with respect to any Registrable Securities that are Shares:

          (A) (i) the Company and the Guarantors shall not have filed a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, such Registrable Securities with the Commission within 90 days following the Closing Date (which shall be, if the Company is then a WKSI, an automatic Shelf Registration Statement); (ii) the Shelf Registration Statement shall not have been declared effective with respect to such Registrable Securities by the Commission prior to or on the 120th day following the Closing Date;

          (B) the Company or any Guarantor shall have failed to perform its obligations set forth in Section 2(f) in connection with the resale of such Registrable Securities; or

          (C) if the Shelf Registration Statement has been declared effective with respect to such Registrable Securities but such Shelf Registration Statement ceases to be effective, or is not usable, for such Registrable Securities at any time during the Effective Period for such Registrable Securities, and (i) the Company and the Guarantors shall not have cured the

Shelf Registration Statement within 10 business days by a post-effective amendment, prospectus supplement or report filed under the Exchange Act (other than in the case of a Deferral Period described in Section 3(b)), (ii) if applicable, the Company and the Guarantors shall not have terminated a Deferral Period by the 45th day of such Deferral Period or (iii) the aggregate duration of Deferral Periods in any period shall have exceeded the number of days permitted in respect of such period pursuant to Section 3(b) hereof.

          (cc) "Registration Expenses" has the meaning assigned thereto in
     Section 5.

          (dd) "Rule 144," Rule 144(k)," "Rule 144A," "Rule 405" and "Rule 415"
     mean, in each case, such rule as promulgated under the Securities Act.

          (ee) "Securities" means, collectively, the Notes, the Guarantees and the Shares.

          (ff) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (gg) "Shares" means the shares of common stock of the Company, no par value into which the Notes may be convertible or that have been issued upon any conversion from Notes into common stock of the Company, all pursuant to the Indenture.

          (hh) "Shelf Registration Statement" means the shelf registration statement referred to in Section 2(a) and 2(b), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

          (ii) "Special Counsel" shall have the meaning assigned thereto in
     Section 5.

          (jj) "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (kk) "Trustee" shall have the meaning assigned such term in the Indenture.

          (ll) "Well-known seasoned issuer" or "WKSI" shall have the meaning assigned such term in Rule 405 of the Securities Act.

     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2. Registration Under the Securities Act.

          (a) The Company and the Guarantors agree to file under the Securities Act as promptly as practicable but in any event within 90 days after the Closing Date, a shelf registration statement (which shall be an automatic shelf registration statement if the Company is then a WKSI) providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, and, if necessary by the Company, of delivery to the Holders of all of the Shares, pursuant to Rule 415 of the Securities Act or any similar rule that may be adopted by the Commission.

          (b) If the Company is not a WKSI on the 90th day after the Closing Date, the Company and the Guarantors agree to use their reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective no later than 120 days after the Closing Date.

          (c) The Company and the Guarantors agree to name as a selling security holder in the Shelf Registration Statement, at the time of its effectiveness, each Notice Holder from which the Company has received a Notice and Questionnaire, together with any other information the Company may reasonably request from such Notice Holder on or prior to the tenth day before effectiveness of such Shelf Registration Statement.

          (d) The Company and the Guarantors agree to use their reasonable best efforts to keep such Shelf Registration Statement continuously effective until each of the Registrable Securities ceases to be a Registrable Security (the "Effective Period"). None of the Company's or any Guarantor's securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

          (e) The Company and each Guarantor further agrees that they shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company and each Guarantor agrees to furnish to the Holders of the Registrable Securities copies of any supplement or amendment prior to its being used or promptly following its filing with the Commission; provided, however, that the Company and each Guarantor shall have no obligation to deliver to Holders of Registrable Securities copies of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing filed electronically with the Commission or otherwise publicly available on the Company's website. If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the

     Company and each Guarantor shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (f) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(f) and Section 3(b). From and after the date the Shelf Registration Statement is declared effective, the Company and each Guarantor shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered by a Holder, together with any other information the Company may reasonably request from such Holder, and in any event within fifteen (15) business days after such date,

               (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company and each Guarantor shall file a post-effective amendment to the Shelf Registration Statement, use their reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

               (ii) provide such Holder copies of any documents filed pursuant to Section 2(f)(i); and

               (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(f)(i);

     provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses
     (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(b). Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this
     Section 2(f) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(f).

          (g) If a Registration Default shall occur, then liquidated damages ("Liquidated Damages") shall become payable by the Company and each Guarantor to Holders in respect of the Notes as follows:

               (i) in the case of a Registration Default with respect to the Notes or the Guarantees, Liquidated Damages shall accrue on the principal amount of Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following the occurrence of such Registration Default and at a rate of 0.50% per annum thereafter, to but excluding the earlier of (1) the day on which such Registration Default has been cured and (2) the date there are no longer any Notes that are Registrable Securities;

               (ii) in the case of a Registration Default with respect to the Shares, no Liquidated Damages shall accrue on any Shares and, in lieu thereof, the Company shall increase the Conversion Rate (as defined in the Indenture) by 3% for each $1,000 principal amount of Notes converted at a time when such Registration Default has occurred and is continuing;

     provided, however, that the Liquidated Damages rate on the Notes shall not exceed in the aggregate 0.5% per annum and shall not be payable under more than one clause above for any given period of time, except that if Liquidated Damages would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.5% per annum under the other, then the Liquidated Damages rate shall be the higher rate of 0.5% per annum.

               Liquidated Damages on the Notes, if any, will be payable in cash on April 1 and October 1 of each year (the "Liquidated Damages Payment Date") to holders of record of outstanding Notes that are Registrable Securities at the close of business on March 15 or September 15, as the case may be, immediately preceding the relevant interest payment date. Following the cure of all Registration Defaults requiring the payment of Liquidated Damages to the Holders of Notes that are Registrable Securities pursuant to this Section, the accrual of Liquidated Damages will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Liquidated Damages). Following the cure of all Registration Defaults requiring an increase of the Conversion Rate for Notes converted, such increase in the Conversion Rate will cease (without in any way limiting the effect of any subsequent Registration Default requiring an increase in the Conversion Rate).

               The Company and each Guarantor shall notify the Trustee immediately upon the happening of each and every Registration Default. The Trustee shall be entitled, on behalf of Holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which additional monetary amounts are expressly provided shall be as set forth in this Section 2(g). Notwithstanding the foregoing, the parties agree that the sole remedy for a violation of the terms of this

     Agreement with respect to which an increased Conversion Rate is expressly provided shall be as set forth in this Section 2(g). Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     3. Registration Procedures.

     The following provisions shall apply to the Shelf Registration Statement filed pursuant to Section 2:

          (a) The Company and each Guarantor shall:

               (i) prepare and file with the Commission a registration statement with respect to the shelf registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective in accordance with
          Section 2(a) or 2(b) above;

               (ii) before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to the Special Counsel copies of all such documents proposed to be filed and use reasonable best efforts to reflect in each such document when so filed with the Commission such comments as the Special Counsel reasonably shall propose within three (3) business days of the delivery of such copies to the Special Counsel; provided, however, that the Company and each Guarantor shall have no obligation hereunder with respect to any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing filed electronically with the Commission or otherwise publicly available on the Company's website or with respect to any amendment or supplement filed solely pursuant to
          Section 2(f)(i) hereof;

               (iii) use its reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effective Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Securities covered by such Shelf Registration Statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented;

               (iv) promptly notify the Notice Holders of Registrable Securities
          (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of the Shelf Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading),
          (F) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(b)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(b) shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that the Shelf Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

               (v) prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to register or qualify, or cooperate with the Notice Holders of Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Notice Holders reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

               (vi) use its reasonable best efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

               (vii) upon reasonable notice, for a reasonable period prior to the filing of the Shelf Registration Statement, and throughout the Effective Period, (i) make reasonably available for inspection by a representative of, and Special Counsel acting for, Majority Holders of the Securities being sold and any underwriter (and its counsel) participating in any disposition of Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use reasonable best efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter in connection with such Shelf Registration Statement; provided, however, that the Company shall not have any obligation to deliver information to any such representative or any such underwriter pursuant to this Section 3(a)(vii) unless such representative or any such underwriter shall have executed and delivered a confidentiality agreement in a form reasonably acceptable to the Company relating to such information;

               (viii) if requested by Majority Holders of the Securities being sold in an underwriting, its Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by the Majority

          Holders of the Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72;

               (ix) if reasonably requested by the Initial Purchasers or any Notice Holder, promptly incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Initial Purchasers or such Notice Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this
          Section 3(a)(ix) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

               (x) promptly furnish to each Notice Holder and the Initial Purchasers, upon their request and without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits; provided, however, that the Company shall have no obligation to deliver to Notice Holders or the Initial Purchasers a copy of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company's website;

               (xi) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein; and

               (xii) cooperate with the Notice Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Securities pursuant to such Shelf Registration Statement.

          (b) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the fifth sentence of this provision, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the fifth sentence of this provision, use reasonable best efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice"). The Company and the Guarantors need not specify the nature of the event giving rise to a suspension in any Deferral Notice. Each Holder agrees to hold any such Deferral Notice in confidence. Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company and each Guarantor will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate; provided that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "Deferral Period"), without the Company incurring any obligation to pay

     Liquidated Damages pursuant to Section 2(g), shall not exceed an aggregate of forty-five (45) days in any 90-day period or ninety (90) days in any 360-day period.

          (c) Each Holder of Registrable Securities agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

          (d) The Company may require each Holder of Registrable Securities as to which any registration pursuant to Section 2 is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) The Company and each Guarantor shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 40 days after the end of any 12-month period (or 75 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

          (f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf

     Registration Statement and provide the Trustee for the Notes and the transfer agent for the Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

          (g) The Company and each Guarantor shall use its reasonable best efforts to provide such information as is required for any filings required to be made with the NASD.

          (h) Until the expiration of the Effectiveness Period, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

          (i) The Company and each of the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

          (j) The Company shall enter into such customary agreements and take all such actions as are commercially reasonable, necessary and lawful in connection therewith (including those requested by the Majority Holders of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities.

     4. Holder's Obligations.

     Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(f) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law or pursuant to Commission comments. Each Holder further agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Effective Period, to notify the Company, within 10 business days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

     5. Registration Expenses.

     The Company and each Guarantor agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 3(a)(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) fees and expenses of the Trustee under the Indenture, any escrow agent or custodian, and of the registrar and transfer agent for the Shares, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any reports required by the Securities Act or the rules and regulations thereunder to be included or incorporated by reference in the Shelf Registration Statement or "cold comfort" letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Holders of Registrable Securities retained in connection with the Shelf Registration Statement, as selected by the Company (unless reasonably objected to by the Majority Holders of the Registrable Securities being registered, in which case the Majority Holders shall select such counsel for the Holders) who shall initially be Davis Polk & Wardwell ("Special Counsel"), and fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities or any underwriter or placement agent therefor, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all underwriting discounts and commissions and placement agent fees and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

     6. Indemnification.

          (a) The Company and each Guarantor agrees to indemnify and hold harmless each Holder (including, without limitation, the Initial Purchasers), the directors, officers, employees and Affiliates of the Initial Purchasers and each person who controls such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission from any such document, in reliance upon and in conformity with written information provided by a Holder; provided further, that with respect to any untrue statement or omission of material fact from any prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance that (y) the untrue statement or omission of a material fact from the prospectus was corrected in an amendment or supplement in accordance with the terms of this agreement and (z) there was not sent or given to such Person, at or prior to the written confirmation of the sale of such securities to such Person, a copy of the prospectus as amended or supplemented, unless such failure to deliver the prospectus, as amended or supplemented, was a result of non-compliance by the Company with Section 3; provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder to the extent that any such loss, claim, damage or liability of or with respect to such Holder to any person results from an offer or sale by the Holder of Securities during a Deferral Period if such Holder received a Deferral Notice prior to the making of such offer or sale. This indemnity agreement will be in addition to any liability that the Company or any Guarantor may otherwise have.

          (b) Each Holder agrees to indemnify and hold harmless the Company, each Guarantor, each of its directors, each of its officers, and each person, if any, who controls the Company or any Guarantor within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any Guarantor may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information furnished to the Company by such Holder, and agrees to reimburse the Company, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Shelf Registration

     Statement. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or investigation, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party has been materially prejudiced through the forfeiture by the indemnified party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b). If any action shall be brought against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that an indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (d) The provisions of this Section 6 and Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company, or any of the indemnified Persons referred to in this Section 6 and Section 7, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

     7. Contribution.

     If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (excluding discounts and commissions, but before deducting expenses) received by or on behalf of the Company and the Guarantors, on the one hand, and the total net proceeds (excluding discounts and commissions, but before deducting expenses) received by such Holder upon a resale of the Securities, on the other, bear to the total gross proceeds from the sale all Securities pursuant to the Shelf Registration Statement in the offering of the Securities from which the contribution claim arises. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and the Guarantors or information supplied by the Company and the Guarantors, on the one hand, or to any information contained in the relevant Notice and Questionnaire supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. Rule 144A and Rule 144.

     So long as any Registrable Securities remain outstanding, the Company and each of the Guarantors shall use its reasonable best efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company and each of the Guarantors is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A of the Securities Act. The Company and each of the Guarantors covenants that it will take such further action as any Holder of Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it and each of the Guarantors has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company or any of the Guarantors to register any of its securities pursuant to the Exchange Act.

     9. Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate amount of the Securities being sold by such Holders pursuant to the Shelf Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

               (1) If to the Company, initially at the address set forth in the Purchase Agreement;

               (2) If to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

               (3) If to a Holder, to the address of such Holder set forth in the security register, the Notice and Questionnaire or other records of the Company.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors and Assigns. This Agreement shall be binding upon the Company, each Guarantor and each of their respective successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (h) Remedies. In the event of a breach by the Company or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under
     Section 3 hereof for which Liquidated Damages has been paid pursuant to
     Section 2 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. The Company and each of the Guarantors represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any Person and (iii) without limiting the generality of the foregoing, without the written consent of the Majority Holders, it shall not grant to any

     Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Registrable Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such Holder.

          (m) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Guarantors and the Initial Purchasers in accordance with its terms.

                                        Very truly yours,

                                        THE COMPANY

                                        KING PHARMACEUTICALS, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: President and CEO


                                        THE GUARANTORS

                                        PARKEDALE PHARMACEUTICALS, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: President and CEO


                                        KING PHARMACEUTICALS RESEARCH AND
                                        DEVELOPMENT, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: President and CEO

                                        KING PHARMACEUTICALS OF NEVADA, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: President and CEO


                                        MERIDIAN MEDICAL TECHNOLOGIES, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: CEO


                                        MONARCH PHARMACEUTICALS, INC.


                                        By: /s/ Brian A. Markison
                                            ------------------------------------
                                        Name: Brian A. Markison
                                        Title: President and CEO

THE INITIAL PURCHASERS

Accepted: March 29, 2006

By: CITIGROUP GLOBAL MARKETS INC.


By: /s/ Dung Nguyen
    ---------------------------------
Name: Dung Nguyen
Title: Director